UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

CICERO INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

8000 Regency Parkway Suite 542 Cary, North Carolina (Address of principal executive offices)	27518 (Zip Code)

Registrant’s telephone number, including area code (919) 380-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
 On June 27, 2016, Bruce Miller notified Cicero Inc. (the “Company”) of his resignation from the Company’s Board of Directors, effective immediately.

  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cicero Inc.
Date: June 29, 2016	By:	/s/ John P. Broderick
John Broderick
Chief Executive Officer

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